FOURTH AMENDMENT



                        FOURTH AMENDMENT, dated as of November 23, 1994 (this "Amendment") , among:
        ----------
                      ( i ) THE CONTINENTAL CORPORATION, a New York
             corporation (the "Borrower");
                               --------
                      (ii) the banks and other financial institutions listed
             as Lenders on the signature pages hereof (the "Lenders");
                                                            -------
                     (iii) CHEMICAL BANK, and CITIBANK, N.A., as co-agents
             (each, in such capacity, a "Co-Agent") for the Lenders; and

                      (iv) CHEMICAL BANK, as administrative agent (in such
             capacity, the "administrative agent") for the Lenders,

        amending the Credit Agreement, dated as of December 30, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") among the Borrower, the banks and
                     ----------------
        financial institutions parties thereto as Lenders on the date hereof (the "Existing Lenders"), the Co-Agents and the
                     ----------------
        Administrative Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -
                  WHEREAS, the Borrower has requested that the Credit Agreement be amended as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

                 1.    Definitions.  Unless otherwise defined herein,
                       -----------
        terms defined in the Credit Agreement are used herein as therein defined.

                 2.    Amendments to Subsection 1.1. (a) Subsection 1.1
                       ------------------------
        of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" and inserting the following definitions in the correct alphabetical order:

                 "Applicable Margin": with respect to each day during
             each Interest Period relating to Eurodollar Loans, a rate per annum based on the Ratings in effect on such day, in each case as set forth below:


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         Ratings                  BBB+/Baal         BBB/Baa2         BB+/Bal
         S&P/Moody's              or Hiqher         or BBB-/Baa3     or Lower
                                  ---------         ------------     --------
         Applicable Margin          .50%            .625%             .875%
         (Prior to 4/1/95)

         Applicable Margin          .75%            .875%            1.125%
         (From and After
         4/1/95)

         ;provided, that if either of the following events shall
          --------
         occur: (i) the Borrower issues senior debt and does not simultaneously therewith reduce the Commitments by an amount nct less than the lesser of (A) Lhe amount of the net proceeds of such senior debt and (B) the amount by which the Commitments exceed $100,000,000 prior to such reduction, or
         (ii) the Stock Issuance does not occur before May 1, 1995, then from and after the date of such event until the date on which the Stock Issuance occurs, the Applicable Margin shall be determined as set forth below:



         Ratings                BBB+/Baal         BBB/Baa2      BB+/Bal
         S&P/Moody's            or Higher         or BBB-/Baa3  orLower
                                ---------         ------------  -------
         Applicable Margin        1.00%            1. 125%      1.625%

         ; and provided, further, that in the event that the Ratings for the two Rting Agencies do not coincide on any day, or there shall be no Rating in effect by a Rating Agency on any day, the Applicable Margin set forth above opposite the lower Rating shall be applicable on such day.

              "Cumulative Preferred Stock": collectively, (i) the
               --------------------------
         Borrower's Series E Cumulative Convertible Preferred Stock and (ii) the Borrower's Series F Cumulative Preferred Stock.

              "Stock Issuance": the issuance and sale by the
               --------------
         Borrower of its preferred stock, subsequent to its issuance and sale of the Cumulative Preferred Stock anticipated to occur in 1994, for gross proceeds that total not less than $100,000,000.

         (b) The definition of "Consolidated Capital. contained in subsection 1.1 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

                   ; provided, however, that in any event the Cumulative Preferred Stock and any other preferred stock issued by the Borrower (including in connection with the Stock Issuance) shall be deemed to be shareholders, equity and included in Consolidated Capital.

             3.  Other Amendments.
                 ----------------

         (a) Subsection 2.5 of the Credit Agreement is hereby amended by (i) inserting a paragraph designation "(a)" at the beginning of the existing text of such subsection and (ii) adding the following paragraph (b) to such subsection:

              "(b) To the extent that the Borrower issues senior debt, the net proceeds of which, when taken with the gross proceeds of the Stock Issuance and any issuance subsequent to the Effective Date hereof of subordinated debt of the Borrower, exceeds $100,000,000, then the Commitments shall be permanently reduced by an amount equal to the lesser of
         (i) the amount of such proceeds and (ii) the amount by which the Commitments exceed $100,000,000 prior to such reduction. Such reduction of Commitments shall take effect on the date of issuance of such senior debt or, if later, the date of issuance of the subordinated debt or the Stock Issuance resulting in gross proceeds exceeding $100,000,000.

         (b) Subsection 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Financial Condition Covenants"
                   -----------------------------

                  (a) Maintenance.If Surplus. Permit Surplus at any time to be less than (i) from September 30, 1994 to but excluding June 30, 1995, $1,400,000,000 or (ii) from and after June 30, 1995, $1,465,000,000.

                  (b) Debt to Capital Ratio. Permit the ratio
         (expressed as a percentage) of (i) Consolidated Total
         Indebtedness of the Borrower to (ii) the sum of Consolidated Capital of the Borrower and Consolidated Total Indebtedness of the Borrower, not to exceed, at any time (a) from September 30, 1994 to but excluding June 30, 1995, 45% or
         (b) from and after June 30, 1995, 40%.

         (c) Paragraph (j) of Section 7 of the Credit Agreement is hereby amended by deleting clause (i)(A) thereof and substituting in lieu thereof the following new clause (i)(A):

               "(A) shall have acquired beneficial ownership of shares of any class or classes of Capital Stock having ordinary voting power in the election of directors of the Borrower, which shares represent 25% or more of the ordinary voting power in the election of directors of all classes of Capital Stock having ordinary voting power in the election of directors, taken together as a single class."

          (d) Section 7 of the Credit Agreement is hereby amended by
    (i) inserting "or" at the end of paragraph (j) of such Section and (ii) inserting after such paragraph (j) the following paragraph (k):

                 "The Borrower shall not have received gross proceeds of
             at least $200,000,000 on or before December 31, 1994 from the issuance of sale or the Cumulative Preferred Stock":

                  4.   Amendment Fee. On the Effective Date (as defined
                       -------------
        below), the Borrower shall pay to the Administrative Agent, for the account of the Lenders, an amendment fee of .05% of the aggregate Commitments to Lenders who approve this Amendment within the specified time frame. The Administrative Agent shall distribute such fees to the Lenders pro rata in accordance with their respective percentages of the aggregate Commitments.

                  5.   Effectiveness. This Amendment shall become
                       -------------
        effective on November 23, 1994, upon execution and delivery of a counterpart hereof by the Borrower, the Administrative Agent, and the Required Lenders.

                  6.   Representations and warranties. To induce the
                       ------------------------------
        Administrative Agent to enter into and the Lenders to consent to this amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                  7.   No Other Amendments. Except as expressly amended
                       -------------------
        hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                  8.   Counterparts. This Amendment may be executed by
                       ------------
        one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  9.   Applicable Law. THIS AMENDMENT SHALL BE GOVERNED
                       --------------
        BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    THE CONTINENTAL CORPORATION


                                    By: J. Heath Fitzsimmons
                                       ---------------------------
                                        Title: Senior Vice President

                                       CHEMICAL BANK, as Administrative
                                       Agent and a Co-Agent


                                       By: M. Luisa Hunnewell
                                          ---------------------------------
                                          Title: Vice President


                                       CITIBANK, N.A., as a
                                       Co-Agent


                                       By: Ann Miles
                                          ---------------------------------
                                          Title: Vice President


                                       THE LENDERS:


                                       CHEMICAL BANK


                                       By: M. Luisa Hunnewell
                                          ---------------------------------
                                          Title: Vice President


                                       CITIBANK, N.A.

                                       By: Ann Miles
                                          ---------------------------------
                                          Title: Vice President



                                       SHAWMUT BANK CONNECTICUT, N.A.


                                       By: James J. Wadlinger, Jr.
                                          ---------------------------------
                                          Title: Assistant Vice President


                                       FIRST INTERSTATE BANK OF CALIFORNIA


                                       By: Tim Helotes
                                          ---------------------------------
                                          Title: Vice President


                                       MELLON BANK N.A.

                                       By: Timothy J. Somers
                                          ---------------------------------
                                          Title: Vice President

                                       THE BANK OF NEW YORK


                                       By:/s/Lizanne Eberle
                                          ---------------------------------
                                          Title: Vice President


                                       BARCLAYS BANK PLC, NEW YORK BRANCH


                                       By:/s/Francis C. Constantinople
                                          ---------------------------------
                                          Title: Vice President


                                       DEUTSCHE BANK, AG, NEW YORK BRANCH
                                        AND/OR CAYMAN ISLANDS BRANCH


                                       By:/s/Susan A. Maros
                                          ---------------------------------
                                          Title: Vice President


                                       By:/s/Johnston deF. Whitman
                                          ---------------------------------
                                          Title: Director


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:/s/Jeffrey Kravis
                                          ---------------------------------
                                          Title: First Vice President


                                       THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH


                                       By:/s/Gina M. Kearns
                                          ---------------------------------
                                          Title: Vice President & Manager


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:/s/Thomas J. Collimore
                                          ---------------------------------
                                          Title: Vice President